STOCK OPTION AGREEMENT

            AGREEMENT, dated as of February 3, 1998, by and between BioCoral, Inc., a Delaware corporation with its principal place of business at 3, villa de l'Industrie, Saint-Ouen, FRANCE (the "Company") and Jean Darondel, with his office c/o the Company (the "Optionee").

                           W I T N E S S E T H:

            WHEREAS, on February 3, 1998, the Board of Directors of the Company resolved to grant an option (the "Option") to the Optionee for the purchase of up to 200,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock") at a strike price of $3.25 (US) per share on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1. Grant of Option. Subject to all the terms and conditions hereof, the Company hereby grants to Optionee the right to purchase all or any part of an aggregate of 200,000 shares of Common Stock of the Company (the "Option Shares") at an exercise price of $3.25 per share, on the terms and conditions set forth in this Agreement.

      2. Exercisability of Option. The Option Shares subject to the Option shall become purchasable beginning at any time and from time to time beginning on the date hereof and for a period of 60 months thereafter, and after the expiration date (the "Expiration Date"), this option and all rights hereunder shall expire and any Option Shares not purchased on or before the Expiration Date may not thereafter be purchased hereunder. In the event Optionee fails to exercise the option on or prior to the Expiration Date, then the Option as to all Option Shares not exercised shall expire and Optionee shall have no rights with respect to such remainder of the Option or the Option Shares.

      3. Consideration for Grant of Option. The consideration for grant of the Option is $10, the receipt of which is hereby acknowledged.

      4. Method of Exercise of Option; Payment of Option Purchase Price. This Option shall be exercisable at any time and from time to time, prior to the Expiration Date, by written notice (the "Notice") to the Company at its office, presently located at 3, villa de l'Industrie, 93400 Saint-Ouen, FRANCE. The Notice shall state the Optionee's election to exercise this Option and the number of Option Shares in respect of which it is being exercised, and shall be accompanied by a check in the amount of the Exercise Price. Upon payment of the full purchase price of the Option Shares by Optionee, the Company shall deliver a certificate or certificates representing those shares. A certificate or certificates for the shares as to which this Option shall have been so exercised shall be registered in the name of the Optionee and shall be delivered to Optionee at the address of Optionee specified in the Notice or at such other address as Optionee shall set forth in its Notice.

      5. Non-Assignability of Option. This Option may be exercised only by the Optionee and shall not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise)without the Company's prior written consent except that Optionee may, solely in connection with a transfer of all or substantially all of his assets to an entity or entities controlled by Optionee ("Affiliate"), sell, transfer or assign all its interest in this Agreement to such Affiliate but only after giving the Company at least thirty days notice in writing of the proposed sale, transfer or assignment. Any buyer, transferee, or assignee of this Option shall be bound by and subject to each and every provision of this Agreement and shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of the Option in any way (whether by operation of law or otherwise).

      6. Adjustments to Preserve Option Benefits.

            If the outstanding shares of the Company's Common Stock are exchanged for a different number or kind of shares or securities of the Company through stock splits, reverse stock


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

splits, stock dividends, recapitalization or other changes in the stock of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares issued upon any subsequent exercise of this Option without any change in the aggregate purchase price to be paid for such shares. For any and all such purposes, but only for such purposes, Optionee shall be considered to be a shareholder of record of the Company as of the date of this Option Agreement. Nothing in this Agreement shall preclude the Corporation from issuing additional shares of Common Stock to any third party.

      7. Limitation of Optionee's Rights. Except as otherwise provided in
Section 6 above, Optionee shall not have any of the rights or privileges of a shareholder of the Company in respect of any Option Shares issuable upon exercise of this Option unless and until those shares have been paid for in full and upon such payment in full Optionee shall be deemed to be the record holder.

      8. Purchase for Investment. The Optionee represents and agrees that if the Optionee exercises this Option in whole or in part then those Option Shares so acquired will be acquired for the purpose of investment and not with a view to their resale or distribution and upon each exercise of this Option, the Optionee will furnish to the Company a written statement to that effect, satisfactory in form and substance to the Company and its counsel. Optionee understands and acknowledges that the shares to be acquired pursuant to this Option will be "restricted securities" as such term is defined under the Securities Act of 1933, as amended (the "Act") and accordingly will bear a legend indicating such restrictions.

      9. Representations and Warranties of Optionee. As a condition to receipt of the Option and for other good and valuable consideration, receipt of which is hereby acknowledge, the Optionee represents and warrants to the Company as follows:

                  (i) Optionee acknowledges that the Company is a development stage


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

company with no significant operating history and that there are significant risks associated with the Company's business. Accordingly, the value of the Option and the Option Shares will be based upon the Company's development of its business which is subject to significant risks; and

                  (ii) Optionee understands that the Option and the Option Shares (issuable upon exercise of the Option) are being offered and sold under an exemption from registration provided by Section 4 of the Act and the regulations promulgated thereunder, as well as applicable State law exemptions, and warrants and represents that the Option and the Option Shares are being or will be (in the case of the Option Shares) acquired by the undersigned solely for the undersigned's own account, for investment purposes only, and are not being purchased with the intent or view to resell the Option or the Option Shares or for the resale, distribution, subdivision or fractionalization thereof. Consequently, the undersigned must bear the economic risk of the investment for an indefinite period of time because the Option and the Option Shares cannot be resold or otherwise transferred unless subsequently registered under the act and qualified under applicable State law or an opinion of qualified counsel that indicates an exemption from registration and/or qualification is available.

      10. Notices. Any notice to be given under the terms of this Option shall be in writing and addressed to the Company at the Company's then-present address or to Optionee at the address provided herein, or at such other address as either party may hereafter designate in writing to the other. Any notice or other communication given hereunder shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited postage prepaid in a post office or branch post office or, in person, when so delivered, or by Federal Express or similar overnight courier providing evidence of receipt.

      11. Representations of Company. The Company represents: (I) the execution, delivery


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

and performance of this Agreement has been duly authorized by the Board of Directors of the Company; (ii) the consummation of the transactions contemplated by this Agreement will not violate any provision of the Company's Certificate of Incorporation or Bylaws; and (iii) no consent of any third party including, without limitation, federal or state regulatory agencies is required for execution and performance of this Agreement by the Company.

      12. Governing Law. This Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of Delaware and applicable Federal law without regard to conflict of law principles.

      13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal successors and permitted assigns.

      14. Entire Understanding; Masculine / Feminine. This Agreement constitutes the entire understanding of the parties and shall not be amended except by written agreement between the parties. As used herein, the masculine form shall include the feminine and vice-versa as the context shall require.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       BIOCORAL, INC.



                                       By: /s/ Nasser Nassiri
                                           -----------------------------
                                           Nasser Nassiri, Chairman


                                       /s/ Jean Darondel
                                       ---------------------------------
                                           Jean Darondel, Optionee

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